UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2020

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors,” and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” “we,” “us,” and “our” are references to OncoCyte Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 2, 2020, Oncocyte’s Board of Directors (the “Board”) adopted the Amended and Restated Bylaws (“A&R Bylaws”) attached as Exhibit 3.1 to this Report. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, determined to review and update the previous version of Oncocyte’s Bylaws, which had been adopted in 2009 and had been subject to only limited amendments since then. The A&R Bylaws streamline certain provisions by referencing applicable provisions of the California General Corporation Law (the “California Code”), update other provisions to reflect current provisions of the California Code, or make changes intended to clarify certain provisions of the prior Bylaws. In addition, the Board made other changes that it believes to be in the best interests of Oncocyte shareholders that bring Oncocyte’s Bylaws in line with current standards and emerging common practices for public companies of similar size.

The most significant amended or additional provisions:

(a) provide that the Board may adopt procedures and guidelines for shareholders to participate in shareholder meetings by electronic transmission or electronic communication and, by so doing, be deemed to be present in person or by proxy, including for the purpose of voting at the meeting;

(b) set forth the procedures that must be followed by a shareholder to propose actions to Oncocyte and its shareholders at Oncocyte’s annual meetings special meetings or to nominate a person for election to the Board at an annual meeting or at a special meeting at which directors are to be elected; including but not limited to provisions setting advance notice periods for the written submission of proposed actions or nominees for election as directors, and the information that must be submitted in or with the required notice, in order for the notice to be considered timely and in a proper written form;

(c) require that requests for the calling of a special meeting of shareholders, other than requests by the Board, be sent by registered mail to the Chair of the Board, the President, or the Secretary, eliminating the former provision permitting such notice to be given by certified mail or telegraphic or other electronic facsimile transmission or delivered in person, and eliminating delivery of the notice to the Vice President;

(d) permit notices of shareholder meetings to be given by electronic transmission to consenting shareholders;

(e) amend certain provisions with respect to the election of directors, including providing that in the case of a contested election directors shall, subject to certain conditions, be elected by a plurality of the affirmative votes cast for directors up to the number of directors to be elected, but in an uncontested election of directors (generally, an election of directors in which the number of candidates for election does not exceed the number of directors to be elected at the meeting) the required vote to elect a director shall be the affirmative vote of a majority of the shares represented at the meeting at which a quorum is present; provided that the shares voting affirmatively also constitute at least a majority of the required quorum.

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(f) permit notices of special meetings of the Board to be given by electronic transmission and shorten the notice time to 24 hours for notices given in accordance with the A&R Bylaws, other than for notices given by mail;

(g) streamline provisions regarding the maintenance of books and records and rights of shareholders and directors to inspect books and records, and similar operational matters, relying generally on applicable provisions of the California Code without restating those provisions;

(i) permit Oncocyte to issue shares in book entry form, provided that any shareholder whose shares are issued in book entry form may obtain a share certificate upon written request;

(j) provide that, unless Oncocyte consents in writing to the selection of an alternative forum, the state and U.S. federal courts located in the state of California shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of Oncocyte, (b) any action asserting a claim for breach of a fiduciary duty owed to Oncocyte or its shareholders by any Oncocyte director, officer, employee, or agent, (c) any action asserting a claim arising pursuant to any provision of the California Code, the Articles of Incorporation, or the A&R Bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine, subject to the court having personal jurisdiction over the indispensable parties named as defendants; and

(k) grant the Board special powers in anticipation or during an emergency, as defined in the California Code, including, but not limited to, provisions governing calling and giving notice of a meeting of the Board, quorum requirements for meetings of the Board, designating additional or substitute directors.

The foregoing discussion of the A&R Bylaws is qualified in its entirety by reference to the A&R Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: March 6, 2020	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

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